                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                IBT BANCORP, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 [COMPANY NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                IBT BANCORP, INC.

                                200 East Broadway
                         Mount Pleasant, Michigan 48858

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 7, 2002


Notice is hereby given that the Annual Meeting of Shareholders of IBT Bancorp, Inc. will be held on Tuesday, May 7, 2002 at 7:00 p.m. Eastern Standard Time, at The Holiday Inn, 5665 E. Pickard Street, Mount Pleasant, Michigan. The meeting is for the purpose of considering and acting upon the following:

         1.       The election of three directors.

         2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The Board of Directors has fixed April 1, 2002 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if stock is held in more than one name, all parties should sign the proxy form.

                                           By order of the Board of Directors


                                           Mary Ann Breuer, Secretary
                                           Dated:  April 12, 2002

                                IBT BANCORP, INC.
                                200 East Broadway
                         Mount Pleasant, Michigan 48858

                                 PROXY STATEMENT

                               General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. (the Corporation) a Michigan financial holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 7, 2002 at 7:00 p.m. at The Holiday Inn, 5665 E. Pickard Street, Mount Pleasant, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

This Proxy Statement has been mailed on April 12, 2002 to all holders of record of common stock as of the record date.

                              Voting at the Meeting

The Board of Directors of the Corporation has fixed the close of business on April 1, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. The Corporation has only one class of common stock and no preferred stock. As of April 1, 2002, there were 4,274,400 shares of common stock of the Corporation outstanding. Each outstanding share entitles the holder thereof to one vote on each separate matter presented for vote at the meeting. If the enclosed proxy is executed and returned, it may be revoked at any time before it is exercised at the meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate their choice with respect to the matters to be voted upon, and return it to the Corporation.

                              Election of Directors

The Board of Directors is divided into three classes, with the directors in each class being elected for a term of three years. At the Annual Meeting of Shareholders, three directors will be elected for terms ending with the annual meeting of shareholders in 2005. Mr. Robert O. Smith is not standing for reelection in 2002. Mr. Smith retired from the Board of Directors on December 31, 2001.

Except as otherwise specified in the proxy, proxies will be voted for election of the three nominees named below. If a nominee becomes unable or unwilling to serve, proxies will be voted for such other person, if any, as shall be designated by the Board of Directors. However, the Corporation's management now knows of no reason to anticipate that this will occur. Directors are elected by a plurality of the votes cast, whether in person or by proxy, by holders of the Corporation's common stock at the Annual Meeting of Shareholders, provided a quorum (a majority of the shares entitled to be voted at the Annual Meeting of Shareholders) is present or represented. Thus, the three nominees for election as directors who receive the greatest number of votes cast will be elected directors. Consequently, shares not voted, whether by withholding of authority or otherwise, have no effect on the election of directors. If a proxy is returned for such shares or they are represented in person at the Annual Meeting of Shareholders, they will be counted toward the establishment of a quorum.

Nominees for reelection and other current directors are listed below. Also shown for each nominee and each other current director is his principal occupation for the last five or more years, age and length of service as a director of the Corporation and the Bank.

                              Director Nominees for
                              Terms Ending in 2005

Gerald D. Cassel (age 67) has been a director of Isabella Bank and Trust since 1980 and the Corporation since 1988. He also serves as a director of IBT Loan Production. Mr. Cassel is presently the Chairman of Isabella Bank and Trust. Mr. Cassel is a Certified Public Accountant.

Ronald E. Schumacher (age 64) has been a director of Isabella Bank and Trust since 1984, and the Corporation since 1988. He is also a director of IBT Financial Services, Inc. Mr. Schumacher is the President of A. Schumacher Sons.

Herbert C. Wybenga (age 66) has been a director of Farmers State Bank since 1990 and Isabella Bank and Trust since 2000. Mr. Wybenga is also a director of the Corporation, appointed in 2000. He is currently Chairman, President and CEO of Farmers State Bank.

                             Current Directors Whose
                                Terms End in 2004

James C. Fabiano (age 58) has been a director of Isabella Bank and Trust since 1979 and of the Corporation since 1988. He also serves as a director of IBT Financial Services, Inc. Isabella Bank and Trust and IBT Financial Services, Inc. are wholly owned subsidiaries of the Corporation. Mr. Fabiano is President and CEO of Fabiano Brothers, Inc.

David W. Hole (age 64) has been a director of Isabella Bank and Trust since 1982. He has served on the board of the Corporation since 1988 and was elected to the board of Farmers State Bank in 2000. He currently sits on the boards of IBT Financial Services, Inc., IBT Title and IBT Loan Production. Farmers State Bank, IBT Title and IBT Loan Production are wholly owned subsidiaries of the Corporation. He retired as President and CEO of Isabella Bank and Trust and the Corporation on December 30, 2001.

L. A. Johns (age 73) was a director of Isabella Bank and Trust from 1961 through 2001. He became a director of the Corporation in 1988. Mr. Johns was nominated Chairman of the Corporation in 1995 and currently serves in that capacity. He is past President and CEO of the Corporation and also of Isabella Bank and Trust.

Dale Weburg (age 58) has been a director of Farmers State Bank since 1987. He was appointed to the board of the Corporation in 2000. Mr. Weburg also serves as a director of IBT Financial Services, Inc. and Farmers State Bank. Mr. Weburg is President of Weburg Farms.

                             Current Directors Whose
                                Terms End in 2003

Frederick L. Bradford (age 67) has been a director of Isabella Bank and Trust since 1974 and Corporation since 1988. He also serves as director of IBT Financial Services, Inc. Dr. Bradford is a dentist.

Dean E. Walldorff (age 68) has been a director of Isabella Bank and Trust since 1982 and the Corporation since 1988. He is also a director on the board of IBT Loan Production. Mr. Walldorff was the owner of Water Care Systems and retired in the fall of 2000.

Dennis P. Angner (age 46) was appointed director of the Corporation in 2000. He also serves as an ex-officio member of all of the Corporation's subsidiary Boards of Directors. Mr. Angner became President and CEO of the Corporation on December 30, 2001.

Each of the directors has been engaged in their stated occupations for more than five years. The principal occupation of Dennis P. Angner is with the Corporation, and Herbert C. Wybenga is with Farmers State Bank of Breckenridge. Other executive officers of the Corporation include: Richard J. Barz, President of Isabella Bank and Trust, who is 53 years old and has been employed by the Bank since 1972; and Mary Ann Breuer, Senior Vice President and Cashier of Isabella Bank and Trust, who is 62 years old and has been employed by the Bank since 1959. All officers of the Corporation serve at the pleasure of the Board of Directors.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors of the Corporation met 13 times during 2001. All incumbent directors attended 75% or more of the meetings held in 2001. The Board of Directors has an Audit Committee and a Nominating Committee.

The Audit Committee is composed of independent directors who meet the requirements for independence as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the year, is set forth in the "Report of the Audit Committee" included elsewhere in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors.

The Corporation has a standing Nominating Committee. The Committee consists of directors Fabiano, Walldorff and Weburg. Shareholders who wish to recommend nominees should submit their nominations in writing to the Secretary of the Corporation. Recommendations for the 2003 Annual Meeting of Shareholders should be delivered no later than December 12, 2002.

Report of the Audit Committee

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Committee consists of directors Schumacher, Cassel, Walldorff and Weburg. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with auditing principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under SAS 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Corporation including the matters in the written disclosures required by professional auditing standards and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting process. The Committee held six meetings during the fiscal year 2001, and all directors attended 75% or more of the meetings held in 2001.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also approved the reappointment of the Corporation's independent auditors.

                                          Ronald E. Schumacher, Chairman
                                          Dean E. Walldorff
                                          Gerald D. Cassel
                                          Dale Weburg

Executive Officers

Executive Officers of the Corporation are compensated by Isabella Bank and Trust or Farmers State Bank. They do not receive any compensation directly from the Corporation except for director fees paid to members of the Corporation's Board of Directors. There were no other executive officers of the Corporation whose annual compensation exceeded $100,000 for the periods indicated.

The Corporation believes it generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to the named executive officer does not exceed 10% of his annual compensation.

                           Summary Compensation Table

                                                                      All Other
Name and Principal Position               Year       Salary (1)   Compensation (2)
David W. Hole, President and              2001        $197,000        $ 37,816
CEO of IBT Bancorp and Isabella           2000         187,000           5,408
Bank and Trust (4)                        1999         170,025          18,076

Richard J. Barz, Vice President           2001        $121,000        $  5,916
of IBT Bancorp and Executive              2000         110,475           4,071
Vice President of Isabella Bank           1999          94,400           5,638
and Trust

Dennis P. Angner, Executive Vice          2001        $117,600        $  5,843
President and Treasurer of IBT            2000         106,425           4,094
Bancorp and Senior Vice President         1999          89,400           5,080
and CFO of Isabella Bank and Trust

Herbert C. Wybenga, Vice President        2001        $113,600        $  2,297
of IBT Bancorp and Chairman,              2000         104,808           7,066
President and CEO of Farmers
State Bank (3)

(1) Includes compensation voluntarily deferred under the Corporation's 401(k) and Non-qualified Deferred Salary Agreement and Board of Directors fees, paid in cash or deferred under the Non-qualified Deferred Directors Compensation Plan.

(2) The amounts shown represent contributions by the Corporation under its Employee Stock Ownership Plan (ESOP), in which substantially all employees participate, expenses related to a nonqualified supplemental Executive Retirement Plan (ERP), and Farmers State Bank Employees Profit Sharing Plan (EPSP). The amounts contributed are as follows:

                                           Year          ESOP           ERP            EPSP
           David W. Hole                   2001        $ 3,438        $34,378             --
                                           2000          2,370          3,038             --
                                           1999          3,259         14,817             --

           Richard J. Barz                 2001        $ 2,456        $ 3,460             --
                                           2000          1,572          2,499             --
                                           1999          2,041          3,597             --

           Dennis P. Angner                2001        $ 2,383        $ 3,460             --
                                           2000          1,485          2,609             --
                                           1999          1,966          3,114             --

           Herbert C. Wybenga              2001        $ 2,297             --             --
                                           2000             --             --        $ 7,066

(3)        Not a named executive officer prior to 2000.

(4) Mr. Hole retired as President and CEO of the Corporation and Isabella Bank and Trust on December 30, 2001.

The Defined Benefit Pension Plan

The Corporation sponsors a defined benefit pension plan. This plan was originally adopted in 1973 and was substantially revised in 1989. Only employees who have attained the age of 21 and who have worked more than 1000 hours in the current plan year are eligible to participate.

Annual contributions are made to the plan as required by accepted actuarial principles, applicable federal tax law, and expenses of operating and maintaining the plan. The amount of contributions on behalf of any one participant cannot be separately or individually computed.

Pension plan benefits are based on an average of a participant's five highest years of compensation. A participant may earn a benefit for up to 35 years of accredited service. Earned benefits are 100 percent vested after five years of service. Benefit payments normally start when a participant reaches age 65. A participant with more than five years of service may elect to take early retirement benefits anytime after reaching age 55. Benefits payable under early retirement are reduced actuarially for each month prior to age 65 in which benefits begin.

The following table indicates estimated annual benefits payable upon normal retirement for various compensation levels and years of service. Additional benefits may be earned due to integration of social security benefits. The amounts that may be earned are undeterminable until retirement.

             Five Year
              Average                               Years of Accredited Service
             of Highest
            Compensation             5               15                25               35
            ------------         ---------       ----------        ---------        ---------
              $20,000             $   900        $  2,700          $  4,500         $  6,300
               50,000               2,250           6,750            11,250           15,750
               75,000               3,375          10,125            16,875           23,625
              100,000               4,500          13,500            22,500           31,500
              125,000               5,625          16,875            28,125           39,375
              150,000               6,750          20,250            33,750           47,750
              200,000               7,875          23,625            39,375           56,125

The amounts calculated under the plan's benefit formula assume a monthly payment for life. A married participant will generally receive an actuarially reduced monthly payment because the participant's surviving spouse will also receive monthly payments for life after the participant's death. As of December 31, 2001, David W. Hole had 42 years, Richard J. Barz had 29 years, Dennis P. Angner had 18 years, and Herbert C. Wybenga had one year of credited service under the plan.

Report on Executive Compensation

In 2001, all executive officers of the Corporation were also officers of one of the Corporation's subsidiaries. Their service as officers of the Corporation is generally incidental to their primary service as an officer of a subsidiary. The executive officers of the Corporation, except for those who are entitled to director fees, receive no compensation directly from the Corporation. Except for the President of each subsidiary, the Corporation has delegated the authority and responsibility for the setting of compensation to the Board of Directors of each subsidiary. The compensation for the President of each subsidiary is reviewed and approved by the Corporation's Board of Directors based on recommendations from each subsidiary's Board of Directors.

The entire Board of Directors of the Corporation serves as a compensation committee with Hole and Wybenga excused from the meetings where decisions with respect to their own compensation are made. The Board of Directors has the responsibility for establishing all formal employee benefit plans offered to subsidiary employees.

The Board's approach to determining the annual salary of executive officers is to offer competitive salaries in comparison with market practices. The Board utilizes regional and national compensation surveys which provide salary ranges for banks of similar size. Based on these surveys, the Board establishes salary ranges for all job classifications. Factors used to decide where an executive officer salary should be within the established range include the historical financial performance, financial performance outlook, years of service, and job performance. The salary paid to Hole and Wybenga was in the 50th to 75th percentile in 2001 and 2000, and in the 25th to 50th percentile in 1999 of the comparison group. The Board's primary consideration in where Hole and Wybenga's salaries fit within the defined range was their years of service as President and CEO and the Corporation exceeding its financial performance goals.

          Respectfully submitted,
                Dennis P. Angner              Ronald E. Schumacher
                Frederick L. Bradford         Robert O. Smith
                Gerald D. Cassel              Dean E. Walldorff
                James C. Fabiano              Dale Weburg
                David W. Hole                 Herbert C. Wybenga
                L. A. Johns

Compensation Committee Interlocks and Insider Participation

The entire Board of Directors serves as a Compensation Committee. Director Hole was President and CEO of the Corporation and Isabella Bank and Trust during 2001, and Director Wybenga is Chairman, President and CEO of Farmers State Bank. Neither Hole nor Wybenga participated in any of the procedures which pertain to their compensation or other related matters and they are excused from the meetings at such times. Director Angner's compensation is set by Isabella Bank and Trust. Mr. Angner is not a member of Isabella Bank and Trust's Board of Directors and does not participate in the setting of his compensation.

Remuneration of Directors

The Corporation paid $600 per board meeting to its directors during 2001 and $175 per committee meeting attended. Directors of Isabella Bank and Trust are paid $700 per board meeting and $175 per committee meeting they attend. Farmers State Bank paid a retainer of $2,000, $400 per board meeting, and $100 per committee meeting they attended (provided the committee meeting was on a non-board meeting day). Directors who are officers of a subsidiary are not paid for attendance at committee meetings.

The Corporation sponsors a deferred compensation plan for directors (the Directors' Plan). The Directors' Plan was adopted in 1984 and was substantially revised in 1989 and 1996. Under the Directors' Plan, deferred directors' fees are converted on a quarterly basis into stock units of the Corporation's common stock. The fees are converted based on the purchase price for a share of the Corporation's common stock under the Corporation's Dividend Reinvestment Plan.

Pursuant to the terms of the Directors' Plan, directors of the Corporation and its subsidiaries are required to defer at least 25% of their earned board fees. The amount deferred under the terms of the plan in 2001 was $311,000, resulting in 11,312 stock units being credited to participants' accounts. As of December 31, 2001, there were 108,667 stock units credited to participants' accounts. Stock units credited to a participant's account are eligible for cash and stock dividends as payable. All amounts deferred are unsecured claims against the Bank's general assets. The net cost of this benefit to the Corporation was $63,000 in 2001.

Distribution from the Directors' Plan occurs when the participant terminates service with the Bank and/or attains age 65. Distributions may take the form of shares of Corporation common stock equal to the number of stock units credited to the participant's account, cash equal to the value of the stock units on the date of distribution, or a combination of stock and cash. Any Corporation common stock issued under the Directors' Plan will be considered restricted stock under the Securities Act of 1933, as amended.

Indebtedness of and Transactions with Management

Certain directors and officers of the Corporation and members of their families were loan customers of the subsidiary banks, or have been directors or officers of corporations, or partners of partnerships which have had transactions with the subsidiary banks. In management's opinion, all such transactions are made in the ordinary course of business and are essentially on the same terms, including collateral and interest rates, as those prevailing at the same time for similar transactions with other customers. These transactions do not involve more than a normal credit risk. Total loans to these customers were $9,549,000 as of December 31, 2001.

Stock Performance

The graph on the following page compares the cumulative total shareholder return on Corporation Common Stock for the last five years with the cumulative total return on (1) the NASDAQ Stock Market Index, which is comprised of all United States common shares traded on the NASDAQ and (2) the NASDAQ Bank Stock Index, which is comprised of bank and bank holding company common shares traded on the NASDAQ over the same period. The graph assumes the value of an investment in the Corporation and each index was $100 at January 1, 1997 and all dividends are reinvested.

                                Stock Performance
                             Five-Year Total Return


















The dollar values for total shareholder return plotted in the graph above are shown in the table below:

                       Comparison of Five Year Cumulative
                     Among IBT Bancorp, NASDAQ Stock Market,
                             and NASDAQ Bank Stocks

                                                                    NASDAQ
           Year            IBT Bancorp            NASDAQ            Banks
         01/01/97             100.0               100.0             100.0
         12/31/97             139.0               123.3             168.1
         12/31/98             185.1               172.0             151.0
         12/31/99             220.4               320.1             142.1
         12/31/00             246.9               190.7             174.0
         12/31/01             276.6               162.8             195.7

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of March 4, 2002 as to the common stock of the Corporation owned of record or beneficially by any person who is known to the Corporation to be the beneficial owner of more than 5% of the common stock of the Corporation.

                                                        Amount and Nature
                                                     of Beneficial Ownership
                                         ----------------------------------------------
                                    Sole Voting              Shared Voting                  Percentage of
         Name                      and Investment            and Investment                 Common Stock
        Owner                         Powers                     Powers                      Outstanding
-----------------------         ----------------            -----------------              ---------------
James J. McGuirk                     222,926                      ---                          5.21%
P.O. Box 222
Mt. Pleasant, MI

The following table sets forth certain information as of March 4, 2002 as to the common stock of the Corporation owned beneficially by each director, by each named executive officer, and by all directors and executive officers of the Corporation as a group.

                                                        Amount and Nature
                                                     of Beneficial Ownership
                                         ----------------------------------------------
                                    Sole Voting              Shared Voting                  Percentage of
         Name                      and Investment            and Investment                 Common Stock
        Owner                         Powers                     Powers                      Outstanding
-----------------------         ----------------            -----------------              ---------------
Richard J. Barz                         9,650                       ---                        0.23%
Dennis P. Angner                        8,089                        69                        0.19%
Frederick L. Bradford                  67,502                       ---                        1.58%
Gerald D. Cassel*                       6,907                       ---                        0.16%
James C. Fabiano                      173,078                       ---                        4.04%
David W. Hole*                         11,079                     3,430                        0.34%
L. A. Johns                            21,835                       645                        0.53%
Ronald E. Schumacher                      ---                    24,430                        0.57%
Dean E. Walldorff                         ---                     8,072                        0.19%
Dale D. Weburg                         43,406                       ---                        1.01%
Herbert C. Wybenga                        ---                     5,396                        0.13%

All Directors and Executive
Officers as a Group                   346,929                    45,878                        9.18%

*Trustees of the ESOP who vote ESOP stock.

             As to Other Business Which May Come Before the Meeting

Management of the Corporation does not intend to bring any other business before the meeting for action. However, if any other business should be presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such business.

                    Relationship with Independent Accountants

The Board of Directors has reappointed Rehmann Robson, P.C. as independent auditors of the Corporation for the year ending December 31, 2002.

A representative of Rehmann Robson, P.C., is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions from shareholders and to make any comments they believe appropriate.

Audit Fees
The aggregate fees billed by Rehmann Robson, P.C. for professional services rendered for the audit of the Corporation's consolidated financial statements for 2001 and the review of the financial statements included in the Corporation's quarterly Form 10-Q filings were $53,500.

Financial Information Systems Design and Implementation Fees
For the year 2001, Rehmann Robson did not render to the Corporation professional services for financial information systems design and implementation.

All Other Fees
The aggregate fees billed by Rehmann Robson, P.C. to the Corporation and its subsidiaries in 2001 for other audit related services were $15,000 and for nonaudit related services were $49,000.

The Audit Committee considered whether the provisions of the nonaudit related services listed under "All Other Fees" above were compatible with maintaining Rehmann Robson, P.C.'s independence.

                              Shareholder Proposals

Any proposals which shareholders of the Corporation intend to present at the next annual meeting of the Corporation must be received before December 12, 2002 to be considered for inclusion in the Corporation's proxy statement and proxy form for that meeting. Proposals should be made in accordance with Securities and Exchange Commission Rule 14a-8.

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.


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To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation, during the year ended December 31, 2001 all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors, and greater than 10 percent beneficial owners.


                                  Other Matters

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation may solicit proxies by telephone or in person, without compensation other than their regular compensation.



                                  By order of the Board of Directors



                                  Mary Ann Breuer, Secretary



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IBT BANCORP PROXY
200 East Broadway
Mt. Pleasant, MI  48858

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Frederick L. Bradford, Dean Walldorff and
Dale D. Weburg as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of IBT Bancorp held of record by the undersigned on April 1, 2002 at the annual meeting of shareholders to be held May 7, 2002 or any adjournments thereof.

ELECTION OF DIRECTORS:

FOR ALL NOMINEES LISTED BELOW  | |          WITHHOLD AUTHORITY TO VOTE  | |
EXCEPT AS MARKED TO THE                   FOR ALL NOMINEES LISTED
CONTRARY BELOW

(INSTRUCTION: To withhold authority to vote for any individual nominee, circle the nominee's name in the list below.)

          Gerald D. Cassel             Herbert C. Wybenga
          Ronald E. Schumacher

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES. The shares represented by this proxy will be voted in the discretion of the proxies on any other matters which may come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:__________________________, 2002       ___________________________________
Please mark, sign, date and return           Signature
Proxy card promptly using the
enclosed envelope.                           ___________________________________
                                                    Signature (if held jointly)